UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported) – February 8, 2021

EXTENDED STAY AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100
Charlotte
North Carolina
28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code
(
980
)
345-1600

ESH HOSPITALITY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
11525 N. Community House Road, Suite 100 Charlotte
North Carolina 28277
(Address of principal executive offices, zip code)
Registrant’s telephone number, including area code
(980) 345-1600

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share, of Extended Stay America, Inc. and Class B Common Stock, par value $0.01 per share, of ESH Hospitality, Inc., which are attached and trade together as a Paired Share.
	STAY	Nasdaq Global Select Market
Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.02(e)
Entry into Offer Letter of Continued Employment with Bruce N. Haase
On February 8, 2021, Bruce N. Haase entered into an offer letter of continued employment (“Offer Letter”) with each of Extended Stay America, Inc. (“Extended Stay”) and ESH Hospitality, Inc. (“ESH REIT”), which sets forth the compensation and benefit arrangement for Mr. Haase during the period commencing on January 1, 2021 through the end of December 31, 2022 (“Term”). During the first quarter of 2022 and each year thereafter during the Term, Extended Stay shall determine whether the Term shall be extended for another year and, if it so determines, the Term will be so extended effective at the end of the then-existing Term unless Extended Stay or Mr. Haase has provided written notice prior to March 31 of that year that the Term shall not be so extended.
The Offer Letter provides that Mr. Haase will be entitled to an annual base salary in cash at the rate of $500,000 per annum and receive a grant of RSUs in respect of 115,996 Paired Shares (as defined in the LTIP) under the terms of the Amended and Restated Extended Stay Long Term Incentive Plan (“LTIP”). The RSUs will vest in respect of (x) 1,333 Paired Shares on the last day of each calendar month for the period beginning on January 1, 2021 and ending on December 31, 2021 and (y) 8,333 Paired Shares on the last day of each calendar month for the period beginning on January 1, 2022 and ending on December 31, 2022, in each case subject to Mr. Haase’s continued service on each vesting date. For the avoidance of doubt, in addition to the RSUs referred to above, Mr. Haase will continue to vest in respect of 7,000 Paired Shares on the last day of each calendar month during the 2021 calendar year in connection with the grant of RSUs made in connection with his offer letter, dated November 22, 2019 (“Prior Offer Letter”), such that Mr. Haase will vest in respect of a total of 100,000 Paired Shares in each calendar year during the Term. In the event that Mr. Haase’s employment is terminated by Extended Stay without Cause (as defined in the LTIP) before the last day of any calendar month, then 8,333 RSUs will vest on a pro rata basis through Mr. Haase’s termination date.
Commencing with calendar year 2021 and for all subsequent calendar years during the Term, Mr. Haase will be eligible to receive a target annual bonus in the amount of $1,500,000 (“Target Bonus”) based upon his achievement of annual MBOs determined by the compensation committee in consultation with Mr. Haase. The Target Bonus will be payable in Paired Shares and the number of Paired Shares issued in respect of the Target Bonus, if any, shall be calculated on the date that the compensation committee determines the performance for the previous year by dividing (x) the actual bonus amount by (y) the per-share
price of the Paired Shares on the date of grant. The Paired Shares will time-vest with respect to 1/3 of the number of Paired Shares on each of the date of grant and the first two anniversaries of the date of date, in each case subject to Mr. Haase’s continued service on each vesting date.
Pursuant to the Offer Letter, Mr. Haase will be eligible for annual grant of RSUs in respect of 100,000 Paired Shares pursuant to the LTIP commencing in 2021. If, within 24 months following a Change in Control, Mr. Haase’s employment is terminated by Extended Stay without Cause (as defined in the LTIP) or by Mr. Haase for Good Reason (as defined in the Severance Plan and as amended in the Offer Letter), then the RSUs referenced in the preceding sentence and the Paired Shares referred to in the preceding paragraph will become fully vested.
Mr. Haase will continue to be a participant in the Executive Severance Plan consistent with terms set forth in his Prior Offer Letter; however, the cash severance benefit that Mr. Haase will be entitled to if he experiences a Qualifying Termination (as defined in the Severance Plan), on or before December 31, 2022, will be $3,000,000 through December 31, 2022 and thereafter as mutually agreed to with the board of directors of each of Extended Stay and ESH REIT (the “Boards”), subject to his execution and non-revocation
of a Release Agreement (as defined in the Severance Plan) and continued compliance with the restrictive covenants. If Mr. Haase experiences a Qualifying Termination after December 31, 2022, the severance amount will be 150% of his base compensation as agreed to with the Boards and if there is no agreement on his base compensation, the severance amount will be no less than $3,000,000. Under the definition of Good Reason under the Severance Plan, for the period commencing after December 31, 2022, a “material diminution in Participant’s base salary” will be replaced with a “material diminution in the total value of Participant’s annual Base Compensation (i.e., 8,333 x 12 x ESA’s closing share price on February 8, 2021 plus $500,000)”, unless the parties mutually agree in writing otherwise. Upon a termination of Mr. Haase’s employment, at the request of the Boards, Mr. Haase will resign as a director of Extended Stay and ESH REIT.

The foregoing summary of the Offer Letter does not purport to be complete and is subject to, and qualified by its entirety by, the full text of the Offer Letter, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference. Mr. Haase has not entered into any transactions with Extended Stay or ESH REIT that are required to be disclosed pursuant to Item 404(a) of Regulation
S-K.
There are no family relationships between Mr. Haase and any of the Extended Stay’s or ESH REIT’s officers or directors that are required to be disclosed pursuant to Item 401(d) of Regulation
S-K.
Item 9.01 Exhibits

(d)	Exhibits

Exhibit 10.1	Offer Letter of Continued Employment between Extended Stay America, Inc., ESH Hospitality, Inc. and Bruce N. Hasse dated as of February 8, 2021.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: February 9, 2021	By:	/s/ Christopher N. Dekle
Name: Christopher N. Dekle
Title: General Counsel and Corporate Secretary

ESH HOSPITALITY, INC.

Date: February 9, 2021	By:	/s/ Christopher N. Dekle
Name: Christopher N. Dekle
Title: General Counsel and Corporate Secretary